UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 12, 2011

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
(Exact Name of Registrant as Specified in Charter)

Switzerland	001-32938	98-0681223
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)
Lindenstrasse 8
6340 Baar
Zug, Switzerland
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: 41-41-768-1080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-2.1
EX-99.1
EX-99.2
EX-99.3
EX-99.4

Item 1.01. Entry into a Material Definitive Agreement.
     On June 12, 2011, Allied World Assurance Company Holdings, AG (“Allied World”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with GO Sub, LLC, a newly formed Delaware limited liability company and a wholly-owned subsidiary of Allied World (“Merger Sub”), and Transatlantic Holdings, Inc. (“Transatlantic”), a Delaware corporation, providing for a “merger of equals” business combination of Allied World and Transatlantic. The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Merger Sub will be merged with and into Transatlantic (the “Merger”), with Transatlantic continuing as the surviving corporation and as a wholly-owned subsidiary of Allied World. Following closing of the Merger, the combined company will be renamed TransAllied Group Holdings, AG (“TransAllied”) and the common shares of TransAllied will trade on the New York Stock Exchange.
     Pursuant to the terms and conditions of the Merger Agreement, which have been unanimously approved by the boards of directors of Allied World and Transatlantic, the shareholders of Transatlantic will be entitled to receive 0.88 common shares of Allied World for each share of Transatlantic common stock, plus the cash equivalent of any fractional share. Also, each outstanding Transatlantic stock option will be converted into an option to purchase 0.88 common shares of Allied World at an exercise price per share equal to the quotient of the exercise price of the Transatlantic option divided by 0.88. In addition, each outstanding Transatlantic stock-based award (other than Transatlantic stock options) will be converted into 0.88 of an Allied World share or other compensatory award denominated in Allied World shares subject to a risk of forfeiture to, or right of repurchase by, Allied World.
     The Merger Agreement contains customary representations, warranties and covenants made by each of Allied World, Transatlantic and Merger Sub. Each of Allied World and Transatlantic is required, among other things: (i) not to solicit alternative business combination transactions and (ii) subject to certain exceptions, not to engage in discussions or negotiations regarding any alternative business combination transactions.
     Completion of the Merger is subject to certain conditions, including, among others: (i) adoption of the Merger Agreement by Transatlantic’s shareholders, (ii) approval by Allied World’s shareholders of the issuance of the common shares to be issued as consideration for the Merger and the amendment of Allied World’s articles of association to, among other things, change Allied World’s name to “TransAllied Group Holdings, AG”, (iii) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iv) receipt of other material governmental consents and approvals (both domestic and foreign) required to consummate the Merger, (v) the absence of any material injunction or legal restraint prohibiting the consummation of the Merger, (vi) the registration statement on Form S-4 used to register the common shares to be issued as consideration for the Merger having been declared effective by the Securities and Exchange Commission (the “SEC”), (vii) the listing of the common shares on the New York Stock Exchange having been authorized, (viii) the shareholders of Allied World having approved the Reconstituted Board (as defined below), (ix) the Reconstituted Board having delivered a written consent approving certain committee and officer appointments, (x) a ruling from the Swiss commercial register having been obtained, and (xi) the purchase by Allied World, following the requisite shareholder approvals, of 45,000 shares of Transatlantic common stock. The obligation of each party to consummate the Merger is also conditioned upon the other party’s representations and warranties being true and correct and the other party having performed in all material respects its obligations under the Merger Agreement.
     The Merger Agreement contains certain termination rights for both Allied World and Transatlantic, including if the Merger is not consummated on or before January 31, 2012 and if the approval of the shareholders of either Allied World or Transatlantic is not obtained. The Merger Agreement further provides for certain payments upon termination of the Merger Agreement under specified circumstances. If the Merger Agreement is terminated by Allied World or Transatlantic as a result of an adverse change in the recommendation of the other party’s board of directors, Allied World may be required to pay to Transatlantic, or Transatlantic may be required to pay to Allied World, a termination fee of $115 million. If the Merger Agreement is terminated as a result of the shareholders of either Allied World or Transatlantic failing to approve the transaction, Allied World may be required to pay to Transatlantic, or Transatlantic may be required to pay to Allied World, a termination fee of $35 million, plus the reimbursement of expenses up to a maximum amount of $35 million. If the Merger Agreement is terminated due to certain breaches of the Merger Agreement by either Allied World or Transatlantic, Allied World may be required to reimburse Transatlantic, or Transatlantic may be required to reimburse Allied World, all of the other parties expenses in connection with the proposed transaction, up to a maximum of $35 million.
     The Merger Agreement provides that, upon consummation of the Merger, the board of directors of TransAllied will consist of 11 members, composed of (i) four independent Transatlantic directors selected by Transatlantic, (ii) Richard S. Press (the current chairman of the Transatlantic board of directors), (iii) Michael C. Sapnar (the current chief operating officer of Transatlantic), (iv) four independent Allied World directors selected by Allied World and (v) Scott A. Carmilani (the current chief executive officer of Allied World) (the “Reconstituted Board”). The Merger Agreement provides that upon completion of the Merger, Mr. Press will serve as non-executive chairman of the board of directors of TransAllied for a one-year term and will resign from the board of directors upon the second anniversary of the closing of the Merger. The Merger Agreement provides that, upon consummation of the Merger, Mr. Carmilani will serve as President and Chief Executive Officer of TransAllied and Mr. Sapnar will serve as President and Chief Executive Officer, Global Reinsurance, of TransAllied. TransAllied will have its corporate headquarters in Zug, Switzerland.
     The Merger is expected to close in the fourth quarter of 2011.
     The foregoing summary of the Merger Agreement and the transactions contemplated thereby, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Form 8-K, and is incorporated herein by reference.
     The Merger Agreement and the above description of the Merger Agreement have been included to provide investors and security holders with information regarding the terms of the Merger Agreement. It is not intended to provide any other factual information about Allied World, Transatlantic or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Allied World, Transatlantic or any of their respective subsidiaries, affiliates or businesses. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by Allied World or Transatlantic. Accordingly, investors should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about Allied World or Transatlantic and their respective subsidiaries that the respective companies include in reports, statements and other filings they make with the SEC.
Item 8.01. Other Events.
     On June 13, 2011, Allied World and Transatlantic held a joint conference call with investors to provide supplemental information regarding the proposed transaction. A copy of the script of the investor presentation is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.
Additional Information About the Proposed Merger and Where to Find It
     This communication relates to a proposed Merger between Allied World and Transatlantic that will become the subject of a registration statement, which will include a joint proxy statement/prospectus, to be filed with the SEC that will provide full details of the proposed Merger and the attendant benefits and risks. This communication is not a substitute for the joint proxy statement/prospectus or any other document that Allied World and Transatlantic may file with the SEC or send to their shareholders in connection with the proposed Merger. Investors and security holders are urged to read the registration statement on Form S-4, including the definitive joint proxy statement/prospectus, and all other relevant documents filed with the SEC or sent to shareholders as they become available because they will contain important information about the proposed Merger. All documents, when filed, will be available free of charge at the SEC’s website (www.sec.gov). You may also obtain these documents by contacting Allied World’s Corporate Secretary, attn.: Wesley D. Dupont, at Allied World Assurance

Company Holdings, AG, Lindenstrasse 8, 6340 Baar, Zug, Switzerland, or via e-mail at secretary@awac.com or by contacting Transatlantic’s Investor Relations department at Transatlantic Holdings, Inc., 80 Pine Street, New York, New York 10005, or via e-mail at investor_relations@transre.com. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.
Participants in the Solicitation
     Allied World, Transatlantic and their respective directors and executive officers may be deemed to be participants in any solicitation of proxies in connection with the proposed Merger. Information about Allied World’s directors and executive officers is available in Allied World’s proxy statement dated March 17, 2011 for its 2011 Annual Meeting of Shareholders. Information about Transatlantic’s directors and executive officers is available in Transatlantic’s proxy statement dated April 8, 2011 for its 2011 Annual Meeting of Shareholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the Merger when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.
Cautionary Statement Regarding Forward-Looking Statements
     Any forward-looking statements made in this Form 8-K and in the exhibits attached hereto reflect each company’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, these forward-looking statements could be affected by the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the inability to obtain Transatlantic’s or Allied World’s shareholder approval or the failure to satisfy other conditions to completion of the Merger, including receipt of regulatory approvals; risks that the proposed transaction disrupts each company’s current plans and operations; the ability to retain key personnel; the ability to recognize the benefits of the Merger; the amount of the costs, fees, expenses and charges related to the Merger; pricing and policy term trends; increased competition; the impact of acts of terrorism and acts of war; greater frequency or severity of unpredictable catastrophic events; negative rating agency actions; the adequacy of each party’s loss reserves; Allied World or its non-U.S. subsidiaries becoming subject to significant income taxes in the United States or elsewhere; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions; and judicial, legislative, political and other governmental developments, as well as management’s response to these factors, and other factors identified in each company’s filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. Transatlantic and Allied World are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
2.1	Agreement and Plan of Merger by and among Allied World Assurance Company Holdings, AG, GO Sub, LLC and Transatlantic Holdings, Inc., dated as of June 12, 2011 (the schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K)

99.1	Investor presentation script

99.2	Memo to Allied World employees, dated June 13, 2011

99.3	Employee FAQ

99.4	Letter to trading partners and clients, dated June 13, 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
Dated: June 13, 2011	By:	/s/ Wesley D. Dupont
		Name:	Wesley D. Dupont
		Title:	Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit
Number	Description

2.1	Agreement and Plan of Merger by and among Allied World Assurance Company Holdings, AG, GO Sub, LLC and Transatlantic Holdings, Inc., dated as of June 12, 2011 (the schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K)

99.1	Investor presentation script

99.2	Memo to Allied World employees, dated June 13, 2011

99.3	Employee FAQ

99.4	Letter to trading partners and clients, dated June 13, 2011